SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2008

EVER-GLORY INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in Charter)

Florida	000-28806	65-0420146
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

100 N. Barranca Ave. #810
West Covina, CA 91791
(Address of Principal Executive Offices)

(626) 839-9116
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On January 22, 2008, Ever-Glory International Group, Inc. (OTCBB: EVGY), a Florida corporation (the “Registrant” or “Ever-Glory”) publicly released an open letter to its shareholders from the Chief Executive Officer of Ever-Glory, Edward Yihua Kang. The letter put forth guidance with respect to the expected revenues and net income of Ever-Glory for the twelve month period ending December 31, 2007.

The open letter to shareholders also discusses current developments for Ever-Glory, and offers a projection for 2008 revenues and net income.

A copy of the foregoing letter to shareholders is included as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press release dated January 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EVER-GLORY INTERNATIONAL GROUP, INC.

Dated: January 22, 2008	By:	/s/ Kang Yihua
Kang Yihua
Chief Executive Officer